Exhibit 99.4


             NOTICE OF GUARANTEED DELIVERY
                          for
                  KOHL'S CORPORATION

     This Notice of Guaranteed Delivery, or one
substantially equivalent to this form, must be used to
accept the Exchange Offer (as defined below) of Kohl's
Corporation (the "Company") made pursuant to the
Prospectus, dated                 , 1999 (as the same
may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal
(the "Letter of Transmittal") If the Letter of
Transmittal and all other required documents cannot be delivered or transmitted by facsimile transmission, mail or hand delivery to The Bank of New York (the
"Exchange Agent'') on or prior to 5:00 p.m. New York
City time, on the Expiration Date (as defined in the Prospectus) or the procedures for delivery by book-entry transfer cannot be completed on a timely basis. See "The Exchange Offer-Guaranteed Delivery
Procedures" section in the Prospectus.  The term "Old
Debentures" means the Company's outstanding 7 1/4%
Debentures due June 1, 2029.




THE EXCHANGE OFFER WILL EXPIRE 5:00 P.M., NEW YORK CITY
TIME, ON JULY       , 1999, UNLESS EXTENDED (THE
"EXPIRATION DATE'').  TENDERED OLD NOTES MAY BE DRAWN
AT ANY TIME


   Deliver to: The Bank of New York, Exchange Agent:

     By Registered or Certified Mail:         By Overnight Courier or Hand:
     The Bank of New York                     The Bank of New York
     101 Barclay Street                       101 Barclay Street
     Floor 7-E                                Corporate Trust Services Window
     New York, NY 10286                       Ground Level
     Attention: Reorganization Department     New York, NY 10286
                                              Attention: Reorganization
                                                         Department

                      Facsimile:
                    (212) 815-6339

     Confirm Telephone for Eligible Institutions:
                    (212) 815-5920

     DELIVERY OF IS NOTICE OF GUARANTEED DELIVERY TO AN
ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION
OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO
A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT
CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by a "Medallion Signature Guarantor" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the aggregate principal amount of Old Debentures set forth below pursuant to the guaranteed delivery procedure described in ``The
Exchange Offer-Guaranteed Delivery Procedures" section in the Prospectus and the Letter of Transmittal.

Principal Amount of Old Debentures      Signature(s)________________________
  Tendered $_____________________       ____________________________________
Certificate Nos.                        Please Print the Following Information
  (if available)________________
                                        Name(s) of Registered Holders________
Total Aggregate Principal Amount        _____________________________________
  Represented by Old Debentures         _____________________________________
  Certificate(s)________________
                                        Address______________________________
If Old Debentures will be tendered by   _____________________________________
book-entry transfer, provide the        _____________________________________
following information:
                                        Area Code and Telephone Number(s)
DTC Account Number______________        _____________________________________

Dated:________________ , 1999

                       GUARANTEE
       (Not to be Used for Signature Guarantee)

     The undersigned, a firm or entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," hereby guarantees to deliver to the Exchange Agent, at its address set forth above, either the Old Debentures tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old
Debentures pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with a properly completed and duly executed
Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within four business days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm____________________________       ______________________________
                                                  (Authorized Signature)

Address_________________________________       Name__________________________
________________________________________
                                               Date__________________________
                       Zip Code

Area Code and
   Telephone number____________________